    As filed with the Securities and Exchange Commission on January 16, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 16, 2001



                            FIRST CHARTER CORPORATION
             (Exact name of registrant as specified in its charter)


North Carolina                       0-15829                      56-1355866
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

            22 Union Street North, Concord, North Carolina 28026-0228 (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
              (Registrant's telephone number, including area code)

ITEM 5   OTHER EVENTS

         On January 16, 2001 First Charter Corporation (the "Registrant") announced financial results for First Charter Corporation for the three month and twelve month periods ended December 31, 2000. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


Exhibit No.   Description
-----------   -----------

99.1          News release disseminated on January 16, 2001 by First Charter
              Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FIRST CHARTER CORPORATION


                                        By:      /s/ Robert O. Bratton
                                                 -------------------------------
                                                 Robert O. Bratton
                                                 EVP and Chief Financial Officer

Dated:  January 16, 2001

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------
99.1          News Release disseminated on January 16, 2001 by First Charter
              Corporation.